UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 7, 2004

FEDERAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028
(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

312 West First Street Sanford, Florida	32771
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(407) 323-1833

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On October 7, 2004, Federal Trust Corporation issued a press release announcing the signing of a ground lease for Federal Trust Bank’s Lake Mary branch office.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1 Press Release (solely furnished and not filed for purposes of Item 8.01).

Date: October 7, 2004

Federal Trust Corporation
(Registrant)

By:	/s/ Gregory E. Smith
Gregory E. Smith
Executive Vice President and Chief Financial Officer
(407) 323-1833